EXHIBIT 32.1

            CERTIFICATION BY CHIEF EXECUTIVE OFFICER AND ACTING CHIEF
                                FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with quarterly report on Form 10-QSB of Distribution Management Services, Inc. (the "Company") for the quarter ended February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leo Greenfield, Chief Executive Officer and acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge

          (1) The Report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 19, 2004                                   /s/ Leo Greenfield
                                                 -------------------------------
                                                 Leo Greenfield,
                                                 Chief Executive Officer and
                                                 Acting Chief Financial Officer